Exhibit 99.2

second quarter 2024 earnings august 2024 vroom

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the our expectations regarding United Auto Credit Corporation and CarStory, the impact from the UACC’s 2024-1 securitization transaction, the expectation of originations since early 2023, and the impacts of credit tightening. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended June 30, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. disclaimer

Vroom overview Following the wind-down of our ecommerce operations, Vroom’s business is comprised of UACC and CarStory. UACC is an indirect lender that offers vehicle financing to consumers through third-party dealers under the UACC brand, focusing primarily on the non-prime market. CarStory is a leader in AI-powered analytics and digital services for automotive retail. In addition, Vroom continues to own the technology, IP and digital assets that powered Vroom’s retail automotive ecommerce platform. United auto credit business Carstory business Vroom assets Automotive eCommerce Platform eCommerce used vehicle platform Predictive price and P&L models Consumer and B2B Inventory acquisition Consumer shopping solution Self-service checkout Consumer transaction hub deal status, pending action items, delivery and registration tracking Delivery and logistics solution with integrated tools for seamless driveway experiences Patent-pending titling, registration and document platform Proprietary document processing pipeline for automated contracting Payment integrations for credit card, ACH, debit and wire transfer payments Internal sales-enablement platform to guide sales and support agents on financing terms and approval probabilities Financing and Loan Servicing Acquired by Vroom in 2022 Non-prime lending expertise Successful capital markets experience 9,500+ independent dealer network $1B+ gross serviced portfolio $629M in loan origination in 2022 External finance and management portal for dealers Consumer payment integrations and auto-pay functionality Integrated with largest dealer management platform credit applications Automatic pricing programs for both independent and franchise dealerships 3rd generation proprietary pricing engine powered by big data models with machine learning 100+ nationwide sales team with strong dealer relationships Tangible book value at 6/30 ~$154M Industry Leading Data, AI and TechnologyAcquired by Vroom in 2021 18+ years of automotive vehicle history Extensive patent portfolio, including 29 issued or allowed and 7 pending patents Website conversion expertise Data science and analytics AI and ML models for vehicle pricing, similarity and imaging processing Major financial institution customers, dealers and retail auto service providers Vehicle acquisition and pricing product suite for dealers Consumer mobile apps with full-featured marketplace and augmented reality shopping experience 3 second quarter results

2nd quarter key performance indicators

- $63M Cash and Cash Equivalents[1]
- $825M UACC total Warehouse Capacity, $270M outstanding borrowings, $555M excess warehouse capacity
- $34M of excess liquidity available to UACC under the warehouse lines (receivables that could be pledged to draw cash from warehouse lines)

uacc performance highlights

- Grew origination volume and gross serviced portfolio year over year
    - Sequential quarterly decline of serviced portfolio and origination volume driven by Q1 seasonality
- Origination metrics indicate continued migration toward higher quality credit
- Impacts of credit tightening in Q4-2022/Q1-2023 starting to show through as portfolio losses declined sequentially

2024-1 securitization transaction

- In April 2024, UACC sold approximately $262.5 million of rated asset-backed securities in an auto loan securitization for proceeds of $261.3 million
- UACC retained the non-investment grade securities and residual interest at close and subsequently sold $37.5 million of non-investment grade securities for proceeds of $35.9 million in May 2024

q2 2024 uacc performance highlights

	second quarter 2023	first quarter 2024	second quarter 2024
gross serviced portfolio	$1,025 million	$1,106 million	$1,094 million
gross serviced accounts	79,896	82,305	82,161
indirect origination volume[2]	$93 million	$130 million	$116 million

(1) Represents unrestricted cash and cash equivalents, excludes restricted cash, and warehouse availability. (2) Represents retail installment sale contracts originated through third-party dealers

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$63m of cash and cash equivalents[1] at second quarter end 2024

2nd quarter cash and cash equivalents

2nd quarter cash and cash equivalents(1)



$91
($7)
($16)
($8)
($5)
$63
3/31/23 Cash and Cash Equivalents(1)
Discountinued Operations Payroll and Severance
Vendor and Real Estate Exit Costs
2024 Q2 Adj EBITDA(2)
Paydown of UACC Warehouse Debt
6/30/24 Cash and Cash Equivalents (1)

- ***discontinued operations payroll and severance***
  - Payroll, benefits and severance for exited employees as a result of ecommerce wind-down
- ***vendor and real estate exit costs***
  - Costs associated with early termination or modification of ecommerce contracts and leases
- ***paydown of uacc warehouse debt***
  - Principal paydown of warehouse debt to reduce interest expense

(1) Represents unrestricted cash and cash equivalents. Excludes restricted cash and warehouse availability. (2) Adjusted EBITDA is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see the appendix.

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12 and 48 month Cumulative net loss model In late 2022 and early 2023, we implemented changes to our credit program, tightening credit, which has returned our delinquencies and expected portfolio performance on those vintages to pre-pandemic levels Originations from mid-2021 to mid-2022 generally are concentrated in off-balance SHEET securitizations in which we sold residual certificates, reducing the credit risk to uacc earnings (1) Cumulative net loss is the aggregate realized loss (net of recoveries) over a portfolio’s lifetime. (2) This metric, including the ratios, is based on management's proprietary assumptions and formulas and is subject to change from time to time as management continues to evaluate the business. Impact of credit changes in line with expectations 6 (Excel Chart)

Vroom Appendix

Segment financials (1) Adjusted EBITDA is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see the appendix. 8 Interest income Interest expense: Warehouse credit facility Securitization debt Total interest expense Net interest income Realized and unrealized losses, net of recoveries Net interest income after losses and recoveries Noninterest (loss) income: Servicing income Warranties and GAP income, net CarStory revenue Gain on debt extinguishment Other income Total noninterest (loss) income Expenses: Compensation and benefits Professional fees Software and IT costs Depreciation and amortization Interest expense on corporate debt Impairment charges Other expenses Total expenses Adjusted EBITDA $52,389 $ $ (527) $51,862 $51,541 $ (464) $51,077 CUO — 8a 7,995 — 48609 14,981 — 14340 37,408 (627) — (464) 36,737 19,582 (883) — 3,058 30,819 17,826 325 — 3521) 5918 1,587 — 2019 1,640 — (262) — (11,252) (9,642) — 2,913 2,979 — 2979 2,098 190 853 173 141___2,784 0 5,325 3,103 591 3,162 (11,111) _(1,860) 20539 2,461 4,176 18,788 2,214 3,109 24,110 575 80 833 876 122 2,345 3,343 2,605 21 1,410 3,097 167 1,358 4,622 5,630 1,602 - 6,021 1,605 — — 7626 629 920 471 920 1,391 - - - 2,752 - — 2752 3,054 55 1852 4961 2,523 118 1,813 4,454 33,032 4,219 9,191 46,442 34,520 4.225 9,544 48,208 $ (2,824) $ 372 $ (5,089) $ (7,541) MMM 9(10,147) $ 550 $(22,564) $(32,152)

Reconciliation of Non-GAAP Financial measures EBITDA and Adjusted EBITDA We calculate EBITDA as net loss before interest expense on corporate debt, interest income on cash and cash equivalents, income tax expense and depreciation and amortization expense. We calculate Adjusted EBITDA as EBITDA adjusted to exclude stock compensation expense, severance expense for continuing operations, gain on debt extinguishment and long-lived asset impairment charges. The following table presents a reconciliation of EBITDA and Adjusted EBITDA to net loss, which is the most directly comparable U.S. GAAP measure: 9 Three Months Ended Three Months Ended June 30, March 31, 2024 2024 Net loss from continuing operations (19,104) (44,676) Interest expense on corporate debt 1,549 1,391 Provision for income taxes (167) 436 EBITDA $11,672) 672) $ S$ __(36,228) 228) Severance 1,685 Adjusted EBITDA $ (7,541) $ (32,152)